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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2003


                        FINANCIAL ASSET SECURITIES CORP.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 2002, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2002-FF4)


                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                     333-99463               06-1442101
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
----------------------------        -------------      -------------------------
     of Incorporation)               File Number)        Identification Number)

         600 Steamboat Road
        Greenwich, Connecticut                                  06830
---------------------------------------                       ---------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (203) 625-2700


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                                      -2-


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

          On December 30, 2002, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2002-FF4, Asset-Backed Certificates, Series 2002-FF4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2002 (the "Agreement"), attached hereto as
Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Dividend Account Certificate". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four-family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $822,745,897.17 as of December 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated December 18, 2002, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. and GMAC Commercial Holding Capital Markets Corp. (the "Underwriters"), pursuant to an Underwriting Agreement, dated December 18, 2002 (the "Underwriting Agreement") among the Depositor and the Underwriters.

          The Certificates have the following initial Certificate Balances and Pass-Through Rates:

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                  Initial Certificate Principal
    Class          Balance or Notional Amount            Pass-through Rate
    -----          --------------------------            -----------------
     I-A1                 $ 48,290,000                       Variable
     I-A2                 $500,000,000                       Variable
    II-A1                 $ 47,000,000                       Variable
    II-A2                 $428,595,000                         2.80%
     M-1                  $ 30,195,000                       Variable
     M-2                  $ 24,705,000                       Variable
     M-3                  $ 16,470,000                       Variable
      C                   $  2,744,900                          N/A


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                                      -3-


      P                   $     100.00                          N/A
      R                       100%                              N/A
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          The Certificates, other than the Class C Certificates, the Class P
Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated September 20, 2002 and the Prospectus Supplement, dated December 18, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

         Exhibit No.                           Description
         -----------                           -----------
              4.1 Pooling and Servicing Agreement, dated as of December 1, 2002, by and among Financial Asset Securities Corp. as Depositor, Saxon Mortgage Services, Inc. as Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2002-FF4 Certificates.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 21, 2003


                                                FINANCIAL ASSET SECURITIES CORP.


                                                By:    /s/ Frank Skibo
                                                     ---------------------------
                                                Name:  Frank Skibo
                                                Title: SVP






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                                Index to Exhibits
                                -----------------




                                                                  Sequentially
Exhibit No.                  Description                          Numbered Page
-----------                  -----------                          -------------

    4.1        Pooling and Servicing Agreement, dated as of             7
               December 1, 2002, by and among Financial
               Asset Securities Corp. as Depositor, Saxon
               Mortgage Services, Inc. as Servicer and Wells
               Fargo Bank Minnesota, National Association as
               Trustee, relating to the Series 2002-FF4
               Certificates.





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                           Exhibit 4.1